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Central Federal Bancshares, Inc.

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Central Federal Bancshares, Inc.
210 West 10th Street
Rolla, Missouri 65401
(573) 364-1024
April 7, 2017
Dear Shareholder:
On behalf of the board of directors and management of Central Federal Bancshares, Inc., you are cordially invited to attend the 2017 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held at the offices of Central Federal Savings and Loan Association of Rolla, located at 210 West 10th Street, Rolla, Missouri 65401, on Tuesday, May 16, 2017 at 5:00 p.m., Central time.
The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe in detail the matters to be acted on at the meeting. An important part of the Annual Meeting is the shareholder vote on corporate business items.
Your participation in our activities is important, and we encourage you to attend the meeting in person. Whether or not you plan to attend the meeting, please be sure to complete, sign, date and return the enclosed proxy card in the accompanying postage-paid reply envelope so that your shares may be voted in accordance with your wishes. Returning the enclosed proxy will not prevent you from voting in person if you choose to attend the Annual Meeting.
On behalf of the Board of Directors and all of our employees, we thank you for your support.
Sincerely,
William A. Stoltz
President and Chief Executive Officer

Central Federal Bancshares, Inc.
210 West 10th Street
Rolla, Missouri 65401
(573) 364-1024
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Notice is hereby given that the Annual Meeting of Shareholders of Central Federal Bancshares, Inc. will be held at the offices of Central Federal Savings and Loan Association of Rolla, located at 210 West 10th Street, Rolla, Missouri 65401, on Tuesday, May 16, 2017 at 5:00 p.m., local time.
The Annual Meeting is being held so that shareholders may vote on the following matters:
1.
The election of two directors;

2.
Approval of the 2017 Central Federal Bancshares, Inc. 2017 Equity Incentive Plan;

3.
The ratification of the appointment of Michael Trokey & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2017; and

4.
Such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The board of directors is not aware of any other business to come before the Annual Meeting.

The Board of Directors has fixed the close of business on March 23, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
BY ORDER OF THE BOARD OF DIRECTORS
Barbara E. Hamilton
Secretary
April 7, 2017
YOUR VOTE IS IMPORTANT TO US
Even if you plan to attend the Annual Meeting, please sign and return the enclosed card as promptly as possible. You may also vote using the internet. You may revoke your proxy at any time prior to the exercise of the proxy.
Important Notice Regarding the Internet Availability of Proxy Materials for
the Annual Meeting to be Held on May 16, 2017:
This Notice, the Proxy Statement attached to this Notice and our Annual Report to shareholders on Form 10-K for the year ended December 31, 2016 are available free of charge at http://www.astproxyportal.com/ast/20484.

Central Federal Bancshares, Inc.
210 West 10th Street
Rolla, Missouri 65401
(573) 364-1024
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MAY 16, 2017
We are providing this proxy statement to you in connection with the solicitation of proxies by the board of directors of Central Federal Bancshares, Inc. for the 2017 Annual Meeting of Shareholders and for any adjournment or postponement of the Annual Meeting. In this proxy statement, we may also refer to Central Federal Bancshares as the “Company” or “we,” “us,” or “our,” and we may refer to our wholly owned subsidiary Central Federal Savings and Loan Association of Rolla as “Central Federal.”
We are holding the 2017 Annual Meeting at the offices of Central Federal Savings and Loan Association of Rolla, located at 210 West 10th Street, Rolla, Missouri 65401, on Tuesday, May 16, 2017 at 5:00 p.m., local time.
We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 7, 2017.
INFORMATION ABOUT VOTING
You are entitled to vote the shares of our common stock that you owned as of the close of business on March 23, 2017. As of the close of business on that date, a total of 1,788,020 shares of our common stock were outstanding. Each share of common stock has one vote.
You may own shares of our common stock in one of the following ways:
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Directly in your name as the shareholder of record;

•
Indirectly through a broker, bank, or other holder of record in “street name”; or

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Indirectly through the Central Federal Savings and Loan Association of Rolla Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.
If you hold your shares in street name, your broker, bank, or other holder of record or nominee (all of which we refer to as “nominees”) is sending these proxy materials to you. As the beneficial owner, you have the right to direct your nominee how to vote by filling out a voting instruction card that accompanies your proxy materials. Your nominee may allow you to provide voting instructions by telephone or by the internet. Please see the voting instruction card provided by your nominee that accompanies this Proxy Statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your nominee are examples of proof of ownership. If you want to vote your shares of our common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record or nominee holder of your shares.
If you hold your shares through the ESOP, we are sending these proxy materials to you. As the beneficial owner of a single share that has been deemed to be allocated to your account (see the information in this proxy statement under the heading “Beneficial Ownership”), you have the right to vote that share by timely giving voting instructions to the ESOP trustee as described in this proxy statement under the heading “Participants in the ESOP.”

Quorum and How We Count Votes
The Annual Meeting will be held if a majority of our outstanding shares of common stock, constituting a quorum, is represented at the meeting. If you return a properly executed proxy card, your shares will be counted for purposes of determining a quorum at the meeting, even if you abstain from voting. Abstentions and broker non-votes count as shares present at the Annual Meeting for purposes of determining a quorum. If you own shares in “street name” through a bank, broker, or other record holder or nominee holder of your shares, you may instruct them how to vote your shares. A “broker non-vote” occurs when a shareholder who owns shares through a nominee fails to provide the bank, broker, or other record holder or nominee holder with voting instructions and either the nominee does not have the discretionary authority to vote the shares on a particular proposal or they otherwise fail to vote the shares. A proxy card marked “withhold” for a person nominated for election to our board will not be voted for that person. A proxy card marked “abstain” on a matter will be considered to be represented at the annual meeting but not voted for these purposes.
Under the rules that govern brokers, your broker, bank or other record holder or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon at the Annual Meeting, in particular, Item One — Election of Directors, and Item Two — Approval of the Company’s Adoption of the 2017 Equity Incentive Plan. If you wish for your shares to be voted on these matters, you must provide your broker, bank or other record holder or nominee with voting instructions. For Item Three — Ratification of the Appointment of Independent Registered Public Accounting Firm, your broker, bank or other record holder or nominee will have discretionary authority to vote your shares.
Voting Limitation
Our Articles of Incorporation provide that record holders of our common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Under the Articles of Incorporation, our board may make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert and demanding that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the board of directors to implement and apply the Limit. With respect to shares held by a broker, bank, or other record holder or nominee holder, our board of directors generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank, or other record holder or nominee that holds the shares, the board will apply the 10% voting limitation to the nominee.
Votes Required for Proposals
At the Annual Meeting, shareholders will vote on the election of two directors to serve for terms of two years, approval of the Company’s adoption of the 2017 Equity Incentive Plan and ratification of the appointment of an independent registered public accounting firm for the year ending December 31, 2017. The affirmative vote of a majority of the shares present and entitled to vote at the meeting is required for a person nominated for our board of directors to be elected and for approval of the Company’s adoption of the 2017 Equity Incentive Plan. The affirmative vote of a majority of the shares present and entitled to vote at the meeting is also required for the ratification of the appointment of Michael Trokey & Company, P.C. as our independent registered public accounting firm.
Participants in the ESOP
If you participate in the ESOP, you will receive a voting instruction card that will reflect all shares held in the ESOP that you may vote. Because none of the shares held in the ESOP have been allocated to participant accounts as of the record date, each ESOP participant is deemed to have one share allocated to his or her account for the sole purpose of providing the ESOP trustee with voting instructions with respect to the unallocated shares. Under the terms of the ESOP, the ESOP trustee votes all allocated shares of Company common stock held by the ESOP as directed by the participants. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the

ESOP and allocated shares for which timely voting instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP trustee timely receives from participants. The deadline for returning your voting instructions for the ESOP to the ESOP Trustee is 5:00 p.m., Central time, on Friday, May 12, 2017.
Voting by Proxy and Revocation of Proxies
The board of directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. Our board of directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.
Shareholders who execute proxies in the form solicited by this proxy statement have the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of our board of directors will be voted in accordance with the directions given on the proxies. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this proxy statement.
You may revoke your proxy by sending written notice of revocation to our Secretary at the address shown above, by submitting a later-dated proxy, by following the internet or telephone instructions on the enclosed proxy card, or by voting in person at the Annual Meeting. If you return a proxy for the Annual Meeting, your presence at the Annual Meeting will not, by itself, revoke your proxy unless you deliver your ballot in person at the Annual Meeting or deliver a written revocation to our Secretary prior to the voting of your proxy.
CORPORATE GOVERNANCE AND BOARD MATTERS
Director Independence
Our board of directors currently consists of seven members, all of whom, including the members nominated for election to the board, are independent under the listing standards of the NASDAQ Stock Market, except for Larry D. Thomas, who was an officer of us and of Central Federal until his retirement on December 31, 2015. In determining the independence of our directors, the board considered transactions, relationships and arrangements between us or Central Federal and the directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Parties,” including loans or lines of credit that Central Federal has directly or indirectly made to officers, directors and related parties.
Board Leadership Structure
The position of our chairman of the board and the office of our president and chief executive officer are held by different persons. William A. Stoltz, our President and Chief Executive Officer and also the President and Chief Executive Officer of Central Federal, is responsible for setting our strategic direction and providing day-to-day leadership. Mr. Stoltz is not a member of the board of directors of either us or Central Federal, although he attends all meetings of the boards, except for when the board meets in executive session. Having been employed by Central Federal in various roles for over 30 years, Mr. Stoltz is well positioned to understand the challenges faced by our organization. Michael E. Estey, the chairman of our board and of the board of Central Federal, is an independent director who has been a member of the board of Central Federal since 1996 and has been a member of our board since our inception in 2015. He is also a member of our Audit Committee. Mr. Estey chairs meetings of the board of directors and works with our officers to ensure that the board of directors has adequate resources and information to support its activities. Because we have separated these roles and appointed an independent director as chairman of the board, we do not have a separate lead independent director. We believe our governance structure is appropriate given the size, limited market area and relatively non-complex operating philosophy of our organization.

Board’s Role in Risk Oversight
Our board of directors is actively involved in oversight of risks that could affect us and Central Federal. Risk is inherent in the operation of every financial institution, and management of risk is a key part of the institution’s success. Risks faced by us, including Central Federal, include credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, and reputational risk. Risks relating to the direct operations of Central Federal are further overseen by the board of directors of Central Federal, who are the same individuals who serve on our board of directors. Our management is responsible for the day-to-day management of the risks faced by us, while the board of directors as a whole is ultimately responsible for risk management oversight. In carrying out its responsibilities in this area, the board has delegated important duties to its committees. The Audit Committee assists the full board with respect to the adequacy of our internal controls and financial reporting process, the independence and performance of our internal and external auditors, and compliance with legal and regulatory requirements. The Compensation Committee has the authority to conduct annual reviews of our incentive compensation practices to assess the extent to which such arrangements and practices encourage risk-taking and whether the level of encouragement of such risk-taking is appropriate under the circumstances.
The entire board reviews and approves, on an annual basis, all significant policies that address risk within our consolidated organization, including credit risk, interest rate risk, liquidity risk, and compliance risk. The board monitors risk through reports received on a periodic basis from management, and the board annually approves the Company’s contingency plan as well as its insurance program.
The Board of Directors and Board Committees
We conduct business through meetings of our board of directors and its committees. During the year ended December 31, 2016, the Company’s board of directors met three times, and Central Federal’s board of directors met eleven times. Our board of directors has established Audit, Compensation, and Nominating Committees, each of which operates under a written charter approved by the board of directors. No member of our board of directors or any committee thereof attended fewer than 75% of the aggregate of the total number of meetings of the board of directors (held during the period for which he has been a director) and the total number of meetings held by all committees on which he served (during the periods that he served).
The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. The board’s Audit, Compensation, and Nominating Committees each operate under a written charter that is approved by the board of directors. Each Committee reviews and reassesses the adequacy of its charter at least annually.
Name	Audit Committee	Compensation Committee	Nominating Committee
Stephen L. Bowles			X
Michael E. Estey	X
Jeffrey L. McKune
James R. Sowers	X
Larry D. Thomas
Robert R. Thompson		X	X
John D. Wiggins		X	X
Number of Meetings in 2016	4	1	1
Compensation Committee.   The Compensation Committee currently consists of directors Robert R. Thompson and John D. Wiggins. The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. The board of directors has adopted a written charter for the Compensation Committee. The Compensation Committee Charter is available through Central Federal’s website under the “About Us — Investors” tab, at https://www.snl.com/IRW/govdocs/4629645.
Nominating Committee.   The Nominating Committee currently consists of directors Stephen L. Bowles, Robert R. Thompson and John D. Wiggins. The Nominating Committee is responsible for identifying individuals qualified to become board members and recommending a group of nominees for election as directors at each annual meeting of shareholders, ensuring the board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. The board of directors has adopted a written charter for the Nominating Committee. The Nominating Committee Charter is available through Central Federal’s website under the “About Us — Investors” tab, at https://www.snl.com/IRW/govdocs/4629645.
Audit Committee.   The Audit Committee currently consists of directors James R. Sowers and Michael E. Estey. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the board. The board of directors has determined that the Company does not have an Audit Committee “financial expert” serving on the Audit Committee. The board of directors believes that in order to fulfill all the functions of the board and the Audit Committee, each member of the board and the Audit Committee should meet the board’s general criteria for board membership and that it is not in the best interests of the Company to nominate as a director someone who does not have all the experience, attributes, and qualifications that the Company seeks. Further, the board believes that the present members of the Audit Committee have sufficient knowledge and experience in financial affairs to effectively perform their duties. The board of directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is available through Central Federal’s website under the “About Us — Investors” tab, at https://www.snl.com/IRW/govdocs/4629645.
Director Nomination Process
Minimum Qualifications.   The Nominating Committee will consider the following criteria in selecting nominees for initial election or appointment to the board: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to us and our shareholders; independence; diversity (including, but not limited to, gender, race, ethnicity, age, experience and skills); and any other factors the Nominating Committee deems relevant. In its consideration of diversity, the Nominating Committee seeks to create a board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, and industry knowledge.
Director Nomination Process.   For purposes of identifying nominees for the board of directors, the Nominating Committee is expected to rely on personal contacts of the committee members and other members of the board of directors, as well as its knowledge of members of the local communities served by Central Federal. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below. The Nominating Committee has not previously used an independent search firm in identifying nominees. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the board of directors by evaluating the candidate under the selection criteria described above. In addition, the Nominating Committee may conduct a check of the individual’s background and interview the candidate.
Consideration of Recommendations by Shareholders.   It is the policy of the Nominating Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on our board of directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board of directors and the Nominating Committee does not perceive a need to increase the size of the board of directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures described below.

Procedures to Be Followed by Shareholders.   To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Nominating Committee, care of our Secretary, at our main office address:
1.
The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Securities and Exchange Commission (“SEC”) Regulation 14A;

3.
The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the shareholder making the recommendation, the name and address of such shareholder, as they appear on our books, provided, however, that if the shareholder is not a registered holder of our common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of our common stock;

5.
The class and number of shares of our capital stock beneficially owned by such shareholder; and

6.
A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Our Secretary must receive notice of the nomination not less than 90 days before the date of the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.
Director Attendance at Annual Meeting of Shareholders
While we have no formal policy on director attendance at the annual meeting of shareholders, all directors are encouraged to attend annual shareholder meetings. All of our directors attended the 2016 annual meeting of shareholders.
Code of Ethics and Business Conduct
The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees, officers and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. Persons interested in obtaining a copy of the Code of Ethics may do so by writing to the Company at: Central Federal Bancshares, Inc., 210 West 10th Street, Rolla, Missouri 65401, Attention: Secretary.
Director Compensation
The following table sets forth for the year ended December 31, 2016 certain information as to the total remuneration we paid to our directors.
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Stephen L. Bowles	$6,000	—	$6,000
Michael E. Estey	$6,000	—	$6,000
Jeffrey L. McKune	$6,000	—	$6,000
James R. Sowers	$6,000	—	$6,000
Larry D. Thomas	$6,000	—	$6,000
Robert R. Thompson	$6,000	—	$6,000
John D. Wiggins	$6,000	—	$6,000

Director Fees
For the fiscal year ended December 31, 2016, each director was paid a monthly retainer of  $500; there were no additional fees paid for attendance at board or committee meetings. Each person who serves as a director of Central Federal Bancshares also serves as a director of Central Federal and earns director and committee fees only in his or her capacity as a board or committee member of Central Federal. We do not separately compensate directors for service on the board of directors or committees of Central Federal.
AUDIT RELATED MATTERS
Audit Committee Report
As part of its ongoing activities, the Audit Committee has:
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Reviewed and discussed with management our audited financial statements for the year ended December 31, 2016;

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Discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

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Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that our audited financial statements be included in our Annual Report to shareholders on Form 10-K for the year ended December 31, 2016.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts. The Audit Committee and the board of directors also have approved the selection of the Company’s independent registered public accounting firm for the 2017 fiscal year.
The Audit Committee:
Michael Estey
James R. Sowers

Executive Officer Compensation
Summary Compensation Table
The following information is furnished for our principal executive officer and the two next most highly compensated executive officers whose total compensation for the year ended December 31, 2016 exceeded $100,000. These individuals are referred to in this proxy as “named executive officers.”
Name and Principal Position	Year	Salary	Bonus(1)	All Other Compensation(2)	Total
William A. Stoltz President & Chief Executive Officer	2016	$164,041	$3,000	$7,410	$174,451
	2015	$146,355	$2,000	$11,353	$159,708
	2014	$140,225	$10,000	$14,966	$165,191
Angela E. Medwick(3) Chief Financial Officer	2016	$48,500	$3,000	$5,222	$56,722
Marla K. Stevenson(4) Senior Vice President	2016	$93,000	$3,000	$10,965	$106,965
	2015	$20,769	$1,000	—	$21,769

(1)
Bonuses are awarded at the discretion of the board of directors based on factors that may include, among other factors, the profitability of Central Federal and the responsibility and performance of the officer or employee in question.

(2)
Details of the amounts disclosed in the “All Other Compensation” column for fiscal year 2016 that exceed $10,000 are provided in the table below:

Ms. Stevenson
Life insurance premiums paid:	$410
Annuity:	—
Health insurance-related payments:	$10,555
(3)
Ms. Medwick’s employment with us began in June 2016.

(4)
Ms. Stevenson’s employment with us began in October 2015.

In prior years, Mr. Stoltz received fees for his attendance at board meetings. The board of directors decided that, upon completion of the conversion of Central Federal to the stock form of organization and our related initial public offering, Mr. Stoltz should no longer receive those fees. In connection with this, we increased his compensation by an amount equal to the fees paid in 2015. We completed the conversion and the offering on January 12, 2016.
Employment Agreement
We, along with Central Federal, have entered into an employment agreement with Mr. Stoltz in 2016. Our continued success depends to a significant degree on the skills and competence of Mr. Stoltz, and the employment agreement is intended to ensure that we maintain a stable management base following the completion of Central Federal’s conversion to stock form and our initial public offering.
The employment agreement provides for a three-year term, subject to annual renewal by the board of directors for an additional year beyond the then-current expiration date. Mr. Stoltz’s current base salary is $164,000. The employment agreement provides for, among other things, participation in employee benefit plans and programs maintained for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits and certain fringe benefits as described in the agreements.
Upon termination of Mr. Stoltz’s employment for “cause,” as defined in the agreement, he will receive no further compensation or benefits under the agreement. If we terminate him for reasons other than cause, or if he resigns after the occurrence of specified circumstances that constitute constructive termination, referred to in the agreement as a termination for “good reason,” Mr. Stoltz will continue to receive his base salary for the remaining unexpired term of the agreement. Under the employment agreement, if, in connection with or following a change in control (as described in the agreement), we terminate Mr. Stoltz without cause or if he terminates employment voluntarily under certain circumstances specified in the agreement, he will receive a severance payment equal to 2.99 times his average annual taxable compensation for the five preceding taxable years.
Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to deduct such amount. The agreement provides for the reduction, at the election of Mr. Stoltz, of change in control payments to him to the extent necessary to ensure that he will not receive “excess parachute payments,” which otherwise would result in the imposition of an excise tax.
Upon termination of employment without cause or for good reason (other than termination in connection with a change in control), Mr. Stoltz will be required to adhere to a one-year non-competition restriction.
We will agree to pay all reasonable costs and legal fees of Mr. Stoltz in relation to the enforcement of the employment agreement, provided he succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreement also provides for indemnification of Mr. Stoltz to the fullest extent legally permissible.
Change in Control Agreement
Central Federal entered into a change in control agreement with Barbara E. Hamilton, Vice President of Operations in 2016. The change in control agreement has a one-year term, subject to renewal by the board of directors for an additional year beyond the then current expiration date. If, following a change in control of the Central Federal Bancshares or Central Federal, either party or their successors terminates the employment of Ms. Hamilton for reasons other than for cause, or if she voluntarily resigns upon the occurrence of circumstances specified in the agreement, she will receive a severance payment under the agreement equal to 12 months’ base compensation. The change in control agreement limits payments made to Ms. Hamilton in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.
Employee Stock Ownership Plan (“ESOP”)
In connection with its conversion to stock form, Central Federal adopted the ESOP for eligible employees. Eligible employees who were employed by Central Federal as of January 12, 2016 became participants in the ESOP as of the plan’s effective date. Eligible employees hired after January 12, 2016 become participants in the ESOP as of the plan entry date following or coincident with their completion of one year of service.
The trustee of the ESOP purchased, on behalf of the plan, 143,042 shares of our common stock issued in our initial public offering. The trustee funded the stock purchase for the plan through a loan from us equal to 100% of the aggregate purchase price of the common stock. The plan will repay the loan principally through contributions to the ESOP by Central Federal and any dividends paid on unallocated common stock held by the plan over the 25-year term of the loan. The annual interest rate on the loan is 3.5%.
The trustee holds the shares purchased by the ESOP in a loan suspense account and will release the shares from the suspense account on a pro rata basis as Central Federal repays the loan. The trustee will allocate the shares released among active participants on the basis of each active participant’s proportional share of compensation. Participants will vest in their ESOP allocations at the rate of 20% per year over a six-year period and are credited with past service for vesting purposes under the ESOP. Participants will become fully vested upon age 65, death or disability, a change in control, or termination of the plan. Generally, participants will receive distributions from the ESOP upon separation from service.
Participants may direct the plan trustee how to vote the shares of common stock credited to their accounts. The plan trustee will vote all unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as the trustee votes those shares for which participants provide instructions (disregarding shares with respect to which the trustee has received instructions to abstain), subject to fulfillment of its fiduciary responsibilities as trustee.
Outstanding Equity Awards at End of Fiscal Year.   None of the named executive officers had any outstanding awards at the end of 2016 fiscal year as we have not yet adopted any such equity compensation plan.
OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS
Transactions with Related Parties
Loans and Extensions of Credit.   The Sarbanes-Oxley Act of 2002 generally prohibits loans by publicly traded companies, such as Central Federal Bancshares, to its executive officers and directors. The Sarbanes-Oxley Act also, however, contains a specific exemption from such prohibition for loans by insured depository institutions to their executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees that does not give preference to any executive officer or director over any other employee.
Under federal banking law and regulations, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of  $25,000, or 5%, of Central Federal’s capital and surplus, must be approved in advance by a majority of the disinterested members of the board of directors.
Central Federal has followed a policy of granting loans to executive officers and directors and believes that this policy fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of Central Federal’s business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions with persons not related to Central Federal prevailing at the time, in accordance with our underwriting guidelines and do not involve more than the normal risk of collectability or present other unfavorable features. All loans to directors and executive officers and their related persons at December 31, 2016 were performing in accordance with their terms.
Other Transactions.   During the year ended December 31, 2016, there were no transactions, other than loan or extensions of credit discussed above, in which we were or are to be a participant and the amount involved exceeds the lesser of  $120,000 or 1% of the average of Central Federal’s total assets at December 31, 2016, and in which any of our executive officers and directors had or will have a direct or indirect material interest.
Beneficial Ownership Reporting Compliance
Our executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, are required to file reports of ownership and changes in ownership with the SEC. Based solely on our review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, we believe that each of our executive officers and directors has complied with applicable reporting requirements for transactions in our common stock during the year ended December 31, 2016, except that due to an administrative oversight by the advisor assisting us with our Section 16 filings, the Form 3 for Ms. Medwick was filed after the deadline for the filing.

BENEFICIAL OWNERSHIP
Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the SEC regarding such ownership. The following table sets forth, as of March 23, 2017, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock.
Name and Address of Beneficial Owner:(1)	Amount(2)	Percent(3)
Maltese Capital Management LLC(4)	165,500	9.26%
Joseph Stillwell(5) Stilwell Value Partners VII, L.P. Stilwell Activist Fund, L.P. Stilwell Activist Investments, L.P. Stilwell Partners, L.P. Stilwell Value LLC 111 Broadway, 12th Floor New York, New York 10006	140,102	8.20%
Central Federal Savings and Loan Association of Rolla ESOP(6)	143,042	8.00%
Directors and Executive Officers
Stephen L. Bowles (Director)	1,000	*
Michael E. Estey (Director)	2,000	*
Jeffrey L. McKune (Director)	100	*
James R. Sowers (Director)	5,000(7)	*
Larry D. Thomas (Director)	500	*
Robert R. Thompson (Director)	2,000	*
John D. Wiggins (Director)	1,000	*
William A. Stoltz (President and CEO)	9,500	*
Barbara E. Hamilton (Secretary)	200	*
All directors, nominees and executive officers as a group (11 persons)	21,300	1.2%

*
Denotes less than 1%

(1)
The mailing address for each of our directors and executive officers and of the Central Federal Savings and Loan Association ESOP is 210 West 10th Street, Rolla, Missouri 65401.

(2)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(3)
Based on 1,788,020 shares outstanding as of the record date.

(4)
Based on Amendment 1 to Schedule 13G filed with the Securities and Exchange Commission on February 2, 2017 jointly by Maltese Capital Management LLC, a New York limited liability company (“MCM”), Maltese Capital Holdings, LLC, a Delaware limited liability company (“MCH”) and Terry Maltese. By reason of its position as investment advisor, MCM may be deemed to beneficially own 165,000 shares, which are held of record by clients of MCM. Mr. Maltese directly owns no shares. By reason of his position as Managing Member of MCM, Mr. Maltese may be deemed to beneficially own 165,500 shares. MCH, by reason of its position as general partner of certain partnerships, MCH may be deemed to beneficially own the 112,900 shares, which are held by such partnerships.

(5)
Based on a Schedule 13D filed with the Securities and Exchange Commission on January 25, 2016 jointly by Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”), and the general partner of Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners; and Joseph Stilwell, the owner of Stilwell Value LLC. The Schedule 13D was filed with respect to the shares of common stock beneficially owned by Joseph Stilwell, including shares of common stock held in the names of Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners, in Joseph Stilwell’s capacity as the owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Partners.

(6)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2017 on behalf of the Central Federal Savings and Loan Association of Rolla ESOP by its trustee, Community Bank of Pleasant Hill d/b/a First Trust of MidAmerica. Because none of the shares held in our ESOP have been allocated to participant accounts as of the record date, each ESOP participant is deemed to have one share allocated to his or her account for the sole purpose of providing the ESOP trustee with voting instructions with respect to the unallocated shares. The ESOP trustee will vote the unallocated shares in proportion to the voting instructions received from ESOP participants with respect to the deemed allocated shares (disregarding any shares with respect to which the trustee has received no instructions or instructions to abstain).

(7)
Includes 5,000 shares held by a limited liability company of which Mr. Sowers is a member.

In connection with Central Federal’s conversion to stock form, we contributed 68,770 shares of our common stock, constituting 4% of our issued and outstanding stock, to the Central Federal Community Foundation on January 12, 2016. The shares owned by the foundation will be voted in in the same ratio as all other shares voted on each proposal considered by the shareholders of Central Federal or Central Federal Bancshares, as the case may be, pursuant to the requirements of 12 C.F.R. § 192.565(b) of the regulations promulgated by the Office of the Comptroller of Currency. The purpose of the foundation is to provide financial support to charitable organizations in the communities in which we operate and to enable our communities to share in our long-term growth.

ITEMS TO BE VOTED ON BY SHAREHOLDERS

ITEM 1 — ELECTION OF DIRECTORS
Our board of directors currently consists of seven members who are elected for terms of three years, approximately one-third of whom are elected annually. The Nominating Committee has nominated Robert R. Thompson and John D. Wiggins for election to the board, each to serve for a three-year term or until his successor has been elected and qualified.
Unless you indicate on the proxy card that your shares should not be voted for each nominee, the board of directors intends that the proxies solicited by it will be voted FOR the election of the board’s nominees. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the board of directors. At this time, we know of no reason why the nominees might be unable to serve.
The board of directors recommends a vote “FOR” the election of Mr. Thompson and Mr. Wiggins.
Information regarding the board of directors’ nominees, the directors continuing in office, and executive directors is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2016. The starting year of service as a director relates to service on the board of directors of Central Federal. Ages presented are as of December 31, 2016.
Nominees for Election as Director
Nominees for election to serve for a three-year term expiring in 2019:
Robert R. Thompson (age 74) is an owner or part-owner of a number of agricultural-related businesses, including raising and marketing registered Hereford cattle and row crop farming, in the Rolla, Missouri area and was also president of the Rolla, Missouri market of a super-regional bank for 24 years, retiring in 2001. Mr. Thompson is also active in a number of civic organizations, including the Missouri State Fair Foundation (chairman of the board in 2014), the University of Missouri Agriculture Foundation, the Greater Rolla Area Charitable Enterprise and is a National Board member of the American Hereford Association. Mr. Thompson has been a member of Central Federal’s board of directors since July 2008 and brings to the board approximately 40 years of experience in all facets of financial institution management, including risk assessment and financial reporting, experience in feasibility studies, risk assessments and business plans for both existing and new businesses, and his knowledge of and contacts within the local business community.
John D. Wiggins (age 68) has been a senior judge for the State of Missouri, Office of State Court Administration since 2009, and was an adjunct professor with the Rolla campus of Columbia College from 2011 to 2014. Mr. Wiggins also is an owner of Wiggins Abstract Company, which engages in title insurance and real estate closing activities. Mr. Wiggins is also active in a number of civic organizations, including the Rolla Lions and Optimist clubs and Ozark Actors Theatre, and has been a director of Central Federal since January 1991. Mr. Wiggins brings to the board a strong legal background from more than 30 years as a practicing attorney, including service as a judge for more than 20 years, as well as familiarity with the local real estate market.
Directors Continuing in Office
The following directors have terms ending in 2018:
Stephen L. Bowles (age 62) has been an agent for Farmers Insurance, and for its affiliated insurance companies, since November 2013 and a registered representative of Farmers Financial Solutions, a securities brokerage affiliated with Farmers Insurance, since January 2014. Prior to joining Farmers Insurance, Mr. Bowles was district manager for Pepsi Cola Bottling Co. in Rolla, Missouri between 1980 and 2013. Mr. Bowles is also active in a number of civic organizations, including the Rolla Lions Club and the Rolla Chamber of Commerce. Mr. Bowles has been a director of Central Federal since January 2015.

Mr. Bowles’ experience in management, including budgeting, planning and marketing, as well as his knowledge of the market area and local business owners provides the board with general business operations perspective as well as business development.
James R. Sowers (age 70) has been president of JRS Enterprises, Inc., a residential real estate development, construction and investment company since December 1991. Mr. Sowers is active in a number of civic organizations including service as president and treasurer of the Rolla Community Development Corporation, a not-for-profit industrial development entity, and as treasurer of Students Educational and Loan Foundation and Beta Alpha Educational Foundation. Mr. Sowers has been a director of Central Federal since January 2015. Mr. Sowers brings to the board more than 40 years of experience in real estate development as well as experience in managing and directing family-owned businesses in the newspaper and manufacturing industries.
The following directors have terms ending in 2019:
Michael E. Estey (age 66) retired in December of 2016 from his position operations manager at Missouri Southern Seed Corporation, a wholesale seed company serving farm and lawn & garden stores throughout the Midwest, where he had been employed since January 1988. Mr. Estey is chairman of our board of directors and of the board of Central Federal and has been a director of Central Federal since January 1996. Mr. Estey brings to our board more than 40 years of business experience, including management and human resources, as well as his knowledge of, and contacts within, the local community.
Jeffrey L. McKune (age 59) has been employed at Phelps County Regional Medical Center since 2006 and is currently the Chief Health Informatics Officer at the center. Previously he served at Phelps County Regional Medical Center as Administrative Director of Planning and Decision Support and as Director of the Ambulatory Surgery Unit. Mr. McKune is a charter member of the Phelps County Anti-Drug Committee. Mr. McKune has been a member of our board of directors since August 1999 and brings to the board more than 30 years of information technology and business experience as well as his knowledge of and contacts within the local business community. Mr. McKune is the son of Central Federal’s former director Robert McKune.
Larry D. Thomas (age 66) was our executive vice president and senior lending officer, having served in this position from July 2005 through early January 2016. Mr. Thomas, with his spouse, is co-owner of Re/Max Heart of America, a real estate agency in Rolla, Missouri. Mr. Thomas has over 38 years of experience in the financial industry and is also active in a number of civic organizations, including the Kiwanis Club and the Rolla Chamber of Commerce. Mr. Thomas brings to the board his 40 years of experience in the financial industry, his knowledge and contacts within the local business community, and extensive knowledge of our activities and operations.
Executive Officers Who Are Not Directors
The executive officers of Central Federal Bancshares and Central Federal are elected annually by the board of directors and serve at the board’s discretion. Information regarding the executive officers is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2016.
William A. Stoltz (age 72) is our president and chief executive officer and has been an officer of Central Federal since 1986 and president and chief executive officer since 1999. Mr. Stoltz has over 35 years of experience in the financial industry, including extensive experience in all areas of residential, consumer and commercial lending. Mr. Stoltz is also active in a number of civic organizations, including the Rolla Lions Club, the Rolla Chamber of Commerce and the Missouri University of Science and Technology Alumni Association.
Barbara E. Hamilton (age 64) is our secretary and is Central Federal’s senior vice president – operations with responsibility regarding operations, security and information technology. Ms. Hamilton has been an officer of Central Federal since 2000 and has over 45 years of experience in the financial industry. Ms. Hamilton is also active in civic organizations, including service as secretary to the board of the Phelps County Farm Bureau.

Angela E. Medwick (age 49) was appointed as our Chief Financial Officer effective June 1, 2016. Ms. Medwick has served as a profitability analyst and consultant, and provided accounting services as an independent contractor, with High Performance Consulting, Inc., Grand Junction, Colorado (from April 2008 to December 2015), primarily for financial institutions with assets ranging from $75,000,000 to $1,200,000,000. In these roles she evaluated income, operating expenses, accounting, operations and bank practices to improve profitability, procedures and technology utilization; evaluated accounting and operations departments to determine skill level, evaluate workflow and recommend restructuring plans; and worked with core software vendors to identify efficiencies for her clients. Prior to 2008, Ms. Medwick was Vice President – Controller/Operations and Information Technology, for Peoples Bank, Cuba, Missouri, where, among other matters, she was responsible for the preparation of financial statements, regulatory reports, financial forecasts, investments and budgets and for oversight of general accounting functions.
Marla K. Stevenson (age 54) is our vice president and Central Federal’s senior vice president and lending officer, having joined Central Federal in October 2015. Ms. Stevenson is responsible for Central Federal’s loan department and its personnel and for oversight of commercial lending and general asset quality. Ms. Stevenson has more than 36 years of experience in the financial industry and previously served as the branch president of Maries County Bank, Vienna, Missouri from 2005 to 2011 and as the senior vice president – branch manager of Town and Country Bank, Rolla, Missouri from 2011 to 2015. Ms. Stevenson is an active member in a number of civic organizations, including the Meramec Regional Planning Commission and the Central Ozarks Private Industry Council.

ITEM 2 — APPROVAL OF THE CENTRAL FEDERAL BANCSHARES, INC.
2017 EQUITY INCENTIVE PLAN
On March 21, 2016, our board of directors adopted, subject to shareholder approval at the Annual Meeting, the Central Federal Bancshares, Inc. 2017 Equity Incentive Plan (the “2017 Plan”). The 2017 Plan will become effective as of the date of approval by shareholders.
Each employee and director of us and our affiliates may participate in the 2017 Plan. Approximately 21 persons would be eligible to participate in the 2017 Plan if it were to be approved by shareholders. A summary of the 2017 Plan follows. This summary is qualified in its entirety by the full text of the 2017 Plan, which is attached to this proxy statement as Appendix A.
The board of directors recommends that shareholders vote “FOR” the approval of the Central Federal Bancshares, Inc. 2017 Equity Incentive Plan.
Summary of the 2017 Plan
Purpose.   We believe the 2017 Plan promotes our success by linking the personal interests of the employees and directors of the Company and its affiliates to the interests of our shareholders, and by providing participants with an incentive for outstanding performance.
Permissible Awards.   The 2017 Plan authorizes awards in any one or more of the following forms (or a combination thereof):
•
Options to purchase shares of Company common stock, which may either be non-qualified stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”);

•
Restricted stock grants, which may be subject to restrictions on transferability and forfeiture; and

•
Performance-based awards, which may be denominated as a cash amount, number of shares of common stock, or a combination thereof and earned upon achievement or satisfaction of performance conditions specified by us or a committee we designate to administer the 2017 Plan.

Shares Available for Awards.   Subject to adjustment as provided in the 2017 Plan, the 2017 Plan reserves a total of 240,695 shares of common stock for issuance pursuant to awards granted under the 2017 Plan, of which up to 68,770 shares may be granted in the form of restricted stock awards and up to 171,925 shares may be granted in the form of stock options, representing 4% and 10%, respectively, of the shares of stock issued and sold in our initial public offering.
Administration.   The 2017 Plan will be administered by our board of directors or members of the Compensation Committee who are disinterested directors (each the “Committee” as applicable). The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2017 Plan; and make all other decisions and determinations necessary under the 2017 Plan.
Limitations on Transfer; Beneficiaries.   Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.
Acceleration Upon Certain Events.   Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all time-based vesting restrictions on any of the participant’s outstanding awards will lapse. Vesting of awards will also accelerate in the event a participant’s service is terminated on or before the second anniversary of a change in control, as defined in the 2017 Plan.

Adjustments.   In the event of a stock split, a dividend payable in shares of Company common stock or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2017 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2017 Plan, without any change in the aggregate purchase price for each award. If we are involved in another corporate transaction or event that affects our common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2017 Plan will be adjusted proportionately and the Committee will adjust the 2017 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.
Performance Measures.   Upon the grant of an award, the Committee may establish the performance targets (other than targets based solely on continuation of service) which must be met before such award may begin to become first earned. Such performance targets may be expressed by reference to a specified level of performance, and each level of performance attainment may yield a specified amount of cash or shares of Company common stock, or a combination thereof. The terms and conditions of any award, including the applicable performance targets, if any, for each participant will be detailed in an award agreement. Once such performance targets are attained, as certified by the Committee, such award shall be deemed earned and non-forfeitable. The Committee has sole discretion in determining how performance measures are calculated. The Committee will establish that any performance goals or other material terms applicable to an award were in fact satisfied, modified or waived, prior to such award first becoming earned and non-forfeitable. In the event of a change in control, any performance measures related to an award under the Plan will be deemed satisfied as of the date of the change in control.
New Plan Benefits.   No awards have been granted with respect to the shares reserved for issuance under the 2017 Plan. The number of shares that may be granted to any director, executive officer named in the Summary Compensation Table under “Executive Officer Compensation” above or any other employee is not determinable at this time because such awards are subject to the discretion of the Committee.
Termination and Amendment
The board of directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2017 Plan. Shareholders must approve amendments to the 2017 Plan that will materially increase the number of shares of stock issuable under the 2017 Plan, expand the types of awards provided under the 2017 Plan, materially expand the class of participants eligible to participate in the 2017 Plan, materially extend the term of the 2017 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring shareholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the board of directors or the Committee may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2017 Plan may adversely affect any award previously granted under the 2017 Plan without the written consent of the affected participant.
Prohibition on Repricing
As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of our shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2017 Plan would be considered an indirect repricing and would, therefore, require the prior consent of our shareholders.
Certain Federal Income Tax Effects
Non-Qualified Stock Options.   An option holder does not recognize any income upon the grant of a non-qualified stock option under the 2017 Plan. When the optionee exercises a non-qualified option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options.   An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount. While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
Restricted Stock.   Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction, at the time a restricted stock award is granted, provided that the award is subject to both restrictions on transfer and a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time. If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time. Any future income recognized in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

ITEM 3 — RATIFICATION OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the board of directors has appointed Michael Trokey & Company, P.C. (“Trokey & Company”) to be our independent registered public accounting firm for the fiscal year ending December 31, 2017, and we are seeking shareholder ratification of the appointment of Trokey & Company. A representative of Trokey & Company is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by Trokey & Company during the years ended December 31, 2016 and December 31, 2015.
	2016	2015
Audit fees(1)	$43,000	$42,000
Audit-related fees(2)	$42,352	$175,000
Tax fees(3)	$7,800	—
All other fees	—	—
Total	$93,152	$217,000

(1)
Audit fees consist of fees for professional services rendered for the audits of the financial statements for the years ended December 31, 2016 and 2015.

(2)
Audit-related fees for the year ended December 31, 2015 consist of fees related to the SEC Registration Statements filed in connection with our conversion and subsequent stock offering. Audit-related fees for the year ended December 31, 2016 consist of fees related to assurance and related services regarding our Forms 10-K and 10-Q filed with the SEC during 2016.

(3)
Tax fees for the year ended December 31, 2016 consist of fees for professional services regarding tax compliance.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of Trokey & Company. The Audit Committee concluded that performance of such services did not affect the independence of Trokey & Company in performing its function as our independent registered public accounting firm.
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of Trokey & Company.
The shareholder vote on the appointment of Trokey & Company is advisory only; even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in our best interests and in the best interests of our shareholders.
The board of directors recommends that shareholders vote “FOR” the ratification of the appointment of Michael Trokey & Company, P.C. as our independent registered public accounting firm.

SUBMISSION OF BUSINESS PROPOSALS AND
SHAREHOLDER NOMINATIONS
We must receive proposals that shareholders seek to include in the proxy statement for our next annual meeting no later than December 8, 2017. If next year’s annual meeting is held on a date more than 30 calendar days from May 16, 2018, a shareholder proposal must be received by a reasonable time before we begin to print and mail proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.
Our bylaws provide that a person may not be nominated for election as a director of Central Federal Bancshares unless that person is nominated by or at the direction of our board of directors or by a shareholder who has given appropriate notice to us before the meeting. Similarly, a shareholder may not bring business before an annual meeting unless the shareholder has given us appropriate notice of its intention to bring that business before the meeting. Our Secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder who desires to raise new business must provide certain information to us concerning the nature of the new business, the shareholder, the shareholder’s ownership of our capital stock and the shareholder’s interest in the business matter. Similarly, a shareholder wishing to nominate any person for election as a director must provide us with certain information concerning the nominee and the proposing shareholder. A copy of our bylaws may be obtained from us upon request.
SHAREHOLDER COMMUNICATIONS
We encourage shareholder communications to the board of directors and/or individual directors. Shareholders who wish to communicate with the board of directors or an individual director should send their communications to the care of Barbara E. Hamilton, Secretary, Central Federal Bancshares, Inc., 210 West 10th Street, Rolla, Missouri 65401. All communications that relate to matters that are within the scope of the responsibilities of the board and its committees are to be presented to the board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the board committees are also to be forwarded to the chair of the appropriate board committee. Communications that relate to ordinary business matters that are not within the scope of the board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.
MISCELLANEOUS
We will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Regan & Associates, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of  $9,500 for these services, which generally includes reasonable out of pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to our beneficial owners. Additionally, our directors, officers and other employees may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.
Our proxy statement, Annual Report to shareholders on Form 10-K for the year ended December 31, 2016 and proxy card are available at http://www.astproxyportal.com/ast/20484.

OUR ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K IS BEING FURNISHED TO SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON MARCH 23, 2017. COPIES OF ALL OF OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO US AT 210 WEST 10TH STREET, ROLLA, MISSOURI 65401, ATTENTION: SECRETARY.
BY ORDER OF THE BOARD OF DIRECTORS
Barbara E. Hamilton
Secretary
Rolla, Missouri
April 7, 2017

APPENDIX A
CENTRAL FEDERAL BANCSHARES, INC.
2017 EQUITY INCENTIVE PLAN
ARTICLE 1 – GENERAL
Section 1.1   Purpose, Effective Date and Term.    The purpose of the Central Federal Bancshares, Inc. 2017 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Central Federal Bancshares, Inc. (the “Company”), and its Subsidiaries, including Central Federal Savings and Loan Association of Rolla (the “Association”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan is the date the Plan is approved by the Company’s stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.
Section 1.2   Administration.    The Plan shall be administered by the Compensation Committee of the Company’s Board (the “Committee”), in accordance with Section 5.1.
Section 1.3   Participation.    Employees and Directors of the Company or any Subsidiary of the Company shall be eligible to receive Awards in accordance with the terms of the Plan (“Eligible Participants”).
Section 1.4   Definitions.    Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan. Unless otherwise indicated, reference herein to a “Section” means that Section of the Plan.
ARTICLE 2 – AWARDS
Section 2.1   General.   Any Award under the Plan may be granted singularly or in combination with any other Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations, and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. The types of Awards that may be granted under the Plan to Eligible Participants include each of those set forth below.
(a)   Stock Options.   A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee, either alone or in addition to other Awards granted under the Plan. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b) or a Non-Qualified Stock Option (a “Non-Qualified Stock Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the 10 year anniversary of the Effective Date; or (ii) to Eligible Participants who are not Employees of the Company or a Subsidiary at the time such Award is granted. Unless otherwise specifically provided by the terms of an applicable Award Agreement, any Stock Option granted to an Employee under the Plan shall be an ISO to the maximum extent permitted. Any ISO granted under the Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Stock Option. In addition, any ISO granted under the Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Stock Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b)   Restricted Stock Award.   Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no payment of consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.
(c)    Performance Award.   Performance Award means a performance based Award granted under Section 2.4, either alone or in addition to other Awards granted under the Plan.
Appendix A-1

Section 2.2   Stock Options.
(a)   Grant of Stock Options.   Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) detail the Exercise Price of such Stock Options; (iv) specify any applicable vesting period or conditions to vesting; and (iv) contain such other terms and conditions applicable to the Stock Option not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company or any Subsidiary, as the Committee may, in its discretion, prescribe.
(b)   Terms and Conditions.   A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than 10 years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder. The payment of the Exercise Price upon the exercise of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock otherwise owned by the Stock Option holder valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) other than in the case of Stock Options granted as ISOs, by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified, or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination of the foregoing. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share if such number is a fractional amount.
(c)   Other Limitations Applicable to ISO Awards.   To the extent the aggregate Fair Market Value of shares of Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company or any Subsidiary, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such ISOs in excess of the $100,000 limit shall be treated as Non-Qualified Stock Options. Fair Market Value shall be determined as of the grant date for each ISO.
Section 2.3   Restricted Stock Awards.
(a)   Grant of Restricted Stock Awards.   Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions applicable to the Restricted Stock Award not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company or any Subsidiary, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by the Company or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award at all times prior to the applicable vesting date shall bear the following legend:
The Stock evidenced hereby is subject to the terms of an Award Agreement with Central Federal Bancshares, Inc. made pursuant to the terms of the Central Federal Bancshares, Inc. 2017 Equity Incentive Plan, copies of which are on file at the executive offices of Central Federal Bancshares, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.
Appendix A-2

Notwithstanding the foregoing, the Company may in its sole discretion issue a Restricted Stock Award in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Award. In the event any Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. A Restricted Stock Award that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as are applicable to certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.
(b)   Terms and Conditions.   Each Restricted Stock Award shall be subject to the following terms and conditions.
(i)   Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the applicable Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be distributed to the Participant by the Company within 30 days of the respective dividend payment date, subject to applicable tax withholding; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest according to the vesting schedule applicable to the shares of Stock underlying the Restricted Stock Award from which said dividends were derived.
(ii)   Voting Rights.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the applicable Award Agreement, voting rights applicable to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant after the grant date.
Section 2.4   Performance-Based Awards.   The Committee is authorized to grant performance-based Awards to Eligible Participants subject to the following terms and conditions and such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.
(a)   Grant of Performance Award.   Performance Awards may be denominated as a cash amount, number of shares of Stock or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance Award granted and the amount of any payment or transfer to be made pursuant to any performance Award shall be determined by the Committee.
(b)   Form of Settlement.   Settlement of performance Awards shall be in cash or Stock, or any combination thereof, as determined at the discretion of the Committee. Subject to the terms of the Plan, the Committee shall specify the circumstances in which, and the extent to which, performance Awards shall be paid or forfeited in the event of a Participant’s Termination of Service.
(c)   Payment.   Unless otherwise provided in the applicable Award Agreement, the Committee may provide for the payment of dividend equivalents on any Performance Award either in cash or in additional Stock, subject in all cases to payment on a deferred and contingent basis based on the Participant’s earning of the Award upon achievement or satisfaction of performance conditions specified by the Committee with respect to which such dividend equivalents are paid.
(d)   Restriction on Settlement.   Performance Awards shall be settled only after the end of the applicable performance period.
Appendix A-3

Section 2.5   Vesting of Awards.      The Committee shall specify any applicable vesting schedule and other conditions of each Award; provided, however, that, except in the event of the Participant’s death or Disability or in the event of the Participant’s Termination of Service, other than for Cause, on or before the second anniversary of a Change in Control, no Award shall vest earlier than the first anniversary of the grant date. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death or Disability, or upon a Participant’s Termination of Service on or before the second anniversary of a Change in Control).
Section 2.6      Deferred Compensation.      If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of the Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Section 2.7   Prohibition Against Option Repricing.    Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.
Section 2.8.   Effect of Termination of Service on Awards.    The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the reason for Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant the following provisions shall apply to each Award granted under the Plan.
(a)   Termination of Service other than for death, Disability, or Cause.    Upon a Participant’s Termination of Service for any reason other than Disability, death, or Termination for Cause: (i) Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of such Termination of Service, and Stock Options may be exercised only for a period of three months following that date; and (ii) any Restricted Stock Award that has not vested as of the date of such Termination of Service shall expire and be forfeited.
(b)   Termination for Cause.   In the event of a Participant’s Termination of Service for Cause, all Stock Options granted to that Participant which have not been exercised and all Restricted Stock Awards granted to that Participant which have not vested shall expire and be forfeited as of the date of such Termination for cause.
(c)   Death or Disability.    Upon a Participant’s Termination of Service for reason of Disability or death: (i) all of the Participant’s Stock Options shall be exercisable as to all shares of Stock subject to an outstanding Award, whether or not then exercisable; and (ii) all of the Participant’s Restricted Stock Awards which have not yet become earned and non-forfeitable, shall, in each case, be deemed earned and vested as if the Participant had a Termination of Service as of the date of the next vesting event applicable to each outstanding Award. Stock Options may be exercised for a period of one year following a Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible
Appendix A-4

for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service, and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.
(d)   Restriction on Exercise.    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable after the last day of the original term of such Stock Option.
(e)   Change in Control.    Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting and exercisability of Stock Options and Restricted Stock Awards is as set forth in Article 4.
   ARTICLE 3 –  SHARES SUBJECT TO PLAN
Section 3.1   Available Shares.    The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or shares acquired by the Company, including shares purchased in the open market or in private transactions.
Section 3.2   Share Limitations.
(a)   Share Reserve.    Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 240,695 shares of Stock. With respect to this share reserve, the maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs, Non-Qualified Stock Options, or a combination of each) is 171,925 shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is 68,770 shares of Stock. The aggregate number of shares of Stock available for grant under the Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.
(b)   Computation of Shares Available.    For purposes of this Section 3.2, and in connection with the granting of Stock Options and Restricted Stock Awards, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock Awards shall be reduced by the number of shares of Stock granted with respect to such Awards. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or cancelled or because a Stock Option is not exercised prior to its expiration, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares of Stock are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.
Section 3.3   Corporate Transactions.
(a)   General.    In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities, or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of:  (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock Awards; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock Awards (including, without limitation, cancellation of Stock Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options
Appendix A-5

and Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company, any parent of the Company, or any Subsidiary, or the financial statements of the Company, any parent of the Company, or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.
(b)   Merger in which the Company is Not Surviving Entity.    In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation, or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation, or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under the Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation, or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, in its sole discretion, at any time prior to the consummation of such merger, consolidation, or other business reorganization, direct that all, but not less than all, outstanding Stock Options be cancelled as of the effective date of such merger, consolidation, or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation, or other business reorganization over the Exercise Price of the Stock Option being cancelled.
Section 3.4   Delivery of Shares.   Delivery of shares of Stock or other amounts under the Plan shall be subject to the following provisions.
(a)   Compliance with Applicable Laws.   Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange.
(b)   Certificates.   To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by the Company’s governance documents, applicable law, or the applicable rules of any Exchange, and subject to Section 2.3 of the Plan, as applicable.
(c)   Award Payouts.   Awards may be paid out in the form of cash, shares of Stock, or combinations thereof as the Committee shall determine at its sole and absolute discretion, and with such restrictions as it may impose. The Committee may, in its sole discretion, upon the exercise of a Stock Option, make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Stock. Such cash payment to be paid in lieu of delivery of shares of Stock shall be equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option exercise and the Exercise Price per share of the Stock Option. Such cash payment shall be in exchange for the cancellation of such Stock Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Code Section 409A. The Committee may, in its sole and absolute discretion, determine that upon a Change in Control of the Company each outstanding Stock Option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option cancellation and the Exercise Price per share of the Stock Option.
(d)   Other Matters.   In no event shall any shares of Stock newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise a Stock Option by delivering shares of Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of any stock option, including a
Appendix A-6

Stock Option under the Plan, or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery, except in the case of the net settlement of Stock Options. Shares of Stock used to satisfy the Exercise Price of a Stock Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares of Stock unless and until it receives full payment of the Exercise Price and any related tax withholding obligations have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time at its sole discretion eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.
ARTICLE 4 – CHANGE IN CONTROL
Section 4.1   Consequence of a Change in Control.   Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement, each Award granted under the Plan is subject to the following provisions.
(a)   Effect on Stock Options.   Upon a Change in Control, followed by a Participant’s Termination of Service, other than for Cause, on or before the second anniversary of the Change in Control effective date, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).
(b)   Effect on Restricted Stock Awards.   Upon a Change in Control, followed by a Participant’s Termination of Service, other than for Cause, on or before the second anniversary of the Change in Control effective date, all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.
(c)   Effect on Performance Awards.   Upon a Change in Control, all performance conditions attached to an Award described in Section 2.4 shall be deemed satisfied.
Section 4.2   Definition of Change in Control.   For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following events.
(a)   Merger.   The Company or the Association merges into or consolidates with another entity, or merges another depository institution or corporation into the Company or the Association, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Association immediately before the merger or consolidation;
(b)   Acquisition of Significant Share Ownership.   A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Association’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Association’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;
(c)   Change in Board Composition.   During any period of two consecutive years, individuals who constitute the Company’s or the Association’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Association’s Board of Directors; provided, however, that for purposes of this clause (c), each Director who is first elected by the applicable board (or first nominated by such board for election by stockholders) by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or
(d)   Sale of Assets.   The Company sells to a third party all or substantially all of its assets.
Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
Appendix A-7

ARTICLE 5 – COMMITTEE
Section 5.1   Administration.   The Plan shall be administered by the Board or the members of the Compensation Committee of the Company who are Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Awards (a) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act or (b) are reasonably anticipated to be Covered Employees during the term of the Award. The Board or members of the Board who are eligible to serve on the Compensation Committee of the Company in accordance with the corporate governance statutes or rules or listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities may, in its discretion, take any action and exercise any power, privilege, or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee. Notwithstanding the foregoing, action taken by the Committee at such time that the Committee’s composition shall not be in conformity with the provisions of this Section or the applicable requirements under Code Section 162(m) shall not disqualify the validity of such actions taken.
Section 5.2   Powers of Committee.   The administration of the Plan by the Committee shall be subject to the following provisions.
(a)   The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Directors and Employees, those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, performance criteria (if any), restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality) and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards, and to reduce, eliminate, or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.
(b)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)   The Committee will have the authority to define terms not otherwise defined herein.
(d)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e)   In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.
Section 5.3   Delegation by Committee.   Except to the extent prohibited by applicable law, the applicable rules of any Exchange upon which the Company lists its shares or applicable provisions of the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, to the extent deemed by the Committee to be desirable to comply with such exemptive provisions, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons the Committee selects. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4   Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
Appendix A-8

ARTICLE 6 –  AMENDMENT AND TERMINATION
Section 6.1   General.   The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the re-pricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may: (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3; or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b), or (c) above is approved by a vote of the Company’s stockholders.
Section 6.2   Amendment to Conform to Law and Accounting Changes.   Notwithstanding any provision in the Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of : (a) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (b) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the granting of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under the Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 –  GENERAL TERMS
Section 7.1   No Implied Rights.
(a)   No Rights to Specific Assets.   Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds, or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, at its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan and an Award, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)   No Contractual Right to Employment or Future Awards.   The Plan does not constitute a contract of employment, and selection as a Participant will not give any Employee or Eligible Participant the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)   No Rights as a Stockholder.   Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
(d)   Compliance with Law.   Shares of Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares complies with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws, and the requirements of any Exchange upon which the shares may then be listed. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares. As a condition to the exercise of any Stock Option or the delivery of shares of Stock in accordance with an
Appendix A-9

Award, the Company may require the person exercising the Stock Option or receiving delivery of the shares of Stock to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.
Section 7.2   Restrictions on Transferability.   Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (a) as designated by the Participant by will or by the laws of descent and distribution; (b) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (c) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(c), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. Restricted Stock Awards shall not be transferable prior to the time that such Awards vest to the Participant unless provided for in accordance with a qualified domestic relations order.
Section 7.3   Designation of Beneficiaries.   A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a qualified domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee, and the members thereof shall not be under any further liability to anyone.
Section 7.4   Non-Exclusivity.   Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5   Award Agreement.   Each Award granted under the Plan shall be evidenced by an Award Agreement signed by an authorized representative of the Company and the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.
Section 7.6   Form and Time of Elections.   Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
Section 7.7   Tax Withholding and Tax Matters.
(a)   Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant may be provided the opportunity to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of   (A) the total minimum amount of required tax withholding divided by (B) the excess of the Fair Market Value of a share of Stock on the exercise date over
Appendix A-10

the Exercise Price per share of Stock; and (ii) with respect to a Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vested that would satisfy the minimum amount of required tax withholding; provided that in each case there are no adverse accounting consequences to the Company (with a requirement that liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 is deemed an adverse consequence).
(b)   Notice of Section 83(b) Election.   In the event a Participant makes an election under Code Section 83(b) in connection with an Award, the Participant shall notify the Company in writing of such election within 10 days of filing such notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or any other applicable provision.
(c)   Notice of Disqualifying Disposition.   If any Participant shall make a disposition of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company in writing of such disposition within 10 days thereof.
(d)   Section 409A Compliance.   To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Code Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Code Section 409A), then no such payment shall be made prior to the date that is the earlier of:  (i) six months and one day after the Participant’s separation from service; or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Code Section 409A. Further, the settlement of any such 409A Award may not be accelerated except to the extent permitted by Code Section 409A. To the extent that an Award is deemed to constitute a 409A Award, and for which payment with respect to the Award or acceleration of such Award being deemed earned and exercisable or non-forfeitable is determined solely by reference to whether a Change in Control has occurred, the term “Change in Control” means (for purposes of determining whether a payment is due or acceleration exists) the first to occur of a “change in the ownership of the Company,” a “change in the effective control of the Company” or a “change in the ownership of a substantial portion of the Company’s assets,” as those phrases are determined under Code Section 409A and the regulations promulgated thereunder, as in effect at the time of such Change in Control transaction.
(e)   Deductibility of Compensation.   The Committee, in its discretion, shall have the authority to grant Stock Options that satisfy the requirements for deductibility for compensation in excess of $1 million in accordance with Code Section 162(m) as well as to grant Stock Options and Restricted Stock Awards that may not satisfy the requirements for deductibility for compensation in excess of $1 million in accordance with Code Section 162(m).
Section 7.8   Successors.   All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.9   Indemnification.   To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority is or has been delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability, or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the
Appendix A-11

Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or gross negligence, or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 7.10   No Fractional Shares.   Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.
Section 7.11   Governing Law.   The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Missouri without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Missouri having subject matter jurisdiction over the matters arising under the Plan shall have exclusive venue and personal jurisdiction over any claim, action, complaint, or lawsuit brought under the terms of the Plan. By accepting any award under the Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.12   Validity.   If any provision of the Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.13   Notice.   Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be given: (a) by delivery in person; (b) by facsimile or electronic mail; (c) by a nationally recognized next day courier service; or (d) by first class, registered or certified mail, postage prepaid, to the to the Company at its principal office. Any such notices, requests, claims, demands, and other communications will be deemed to have been duly given: (i) when delivered in person; (ii) upon confirmation of receipt when transmitted by facsimile transmission or by electronic mail; (iii) upon receipt after dispatch by registered or certified mail, postage prepaid; or (iv) on the next business day if transmitted by national overnight courier (with confirmation of delivery). In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.
Section 7.14   Forfeiture Events.
(a)   The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, Termination for Cause, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, Awards granted hereunder are subject to any clawback or recoupment policy adopted by the Board from time to time.
Section 7.15   Regulatory Requirements.   The grant and settlement of Awards under the Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.
Appendix A-12

Section 7.16      Stockholder Approval.   Stockholder approval of the Plan shall be determined by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company within one year of the date of adoption of the Plan by the Board. Any material amendment to the Plan deemed to require an approval vote of stockholders shall be approved by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company.
Section 7.17      Section 16 of Exchange Act.   It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.
ARTICLE 8 –  DEFINED TERMS; CONSTRUCTION
Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a)   “10% Stockholder” means an individual who, at the time of grant, owns stock of the Company (including Stock) possessing more than 10% of the total combined voting power of all classes of stock of the Company in accordance with Code Section 422.
(b)   “Award” means any time-based or performance-based, Stock Option or Restricted Stock Award granted to a Participant under the Plan.
(c)   “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.
(d)   “Board” means the Board of Directors of the Company.
(e)   “Cause” or “Termination for Cause” means: (i) if the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of the Plan, the term “Cause” shall have meaning set forth in such agreement; and (ii) in the absence of such a definition, “Cause” means: (A) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (B) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (C) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (D) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (E) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring a Participant’s Termination of Service with the Company.
(f)   “Change in Control” has the meaning ascribed to it in Section 4.2.
(g)   “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h)   “Committee” means the Board or the Committee acting under Article 5.
(i)   “Covered Employee” has the meaning given to that term in Code Section 162(m), and also includes any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine at its sole discretion.
(j)   “Director” means a member of the Board of Directors of the Company or a Subsidiary or any successors thereto from time to time.
(k)   “Disability” or “Disabled” means: (i) with respect to Incentive Stock Options, the “permanent and total disability” of an Employee as such term is defined at Section 22(e)(3) of the Code; and (ii) with respect to other Awards, a condition of incapacity of a Participant which renders that Participant unable to
Appendix A-13

engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. In either case, except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
(l)   “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who has received compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended, or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended, or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as is necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 of the Exchange Act, and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.
(m)   “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(n)   “Exchange” means any national securities exchange on which the Stock may from time-to-time be listed or traded.
(o)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(p)   “Exercise Price” means the purchase price of the Stock established with respect to a Stock Option pursuant to Section 2.2.
(q)   “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date (and without regard to after-hours trading activity) or, in the absence of reported sales on such date, the closing sales price on the preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, a price determined by the Committee in good faith on the basis of objective criteria, and in accordance with Code Sections 409A and 422, if applicable.
(r)   “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than 50% of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company, or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than 50% of the voting interests.
(s)   “ISO” has the meaning ascribed to it in Section 2.1(a).
(t)   “Non-Qualified Stock Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to Participant who is an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
(u)   “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
Appendix A-14

(v)   “Performance Award” has the meaning ascribed to it in Section 2.4.
(w)   “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3.
(x)   “SEC” means the United States Securities and Exchange Commission.
(y)   “Securities Act” means the Securities Act of 1933, as amended from time to time.
(z)   “Service” means continuous service as an Employee or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
(aa)   “Stock” means the common stock of the Company, $0.01 par value per share.
(bb)   “Stock Option” means an ISO or a Non-Qualified Stock Option.
(cc)   “Subsidiary” means the Association and any other corporation, affiliate, depository institution, or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.
(dd)   “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including an advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following provisions.
(i)   The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii)   The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section (ii), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(iii)   If, as a result of a sale or other transaction, the Subsidiary by whom the Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(iv)   Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this subsection, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of ”separation from service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of the Plan, a “separation from service” shall have occurred if the Company, the Association and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an Employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the
Appendix A-15

Termination of Service. If a Participant is a “specified employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s separation from service.
(v)   With respect to a Participant who is a Director (but, excluding, for this purpose, an advisory director), cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus.
(ee)   “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
Appendix A-16

ANNUAL MEETING OF SHAREHOLDERS OF

CENTRAL FEDERAL BANCSHARES, INC.

May 16, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report to Shareholders, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20484/

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00033033000000000000 2 051617

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

	FOR	AGAINST	ABSTAIN
1. ELECTION OF TWO CLASS II DIRECTORS OF THE COMPANY:			
ROBERT R. THOMPSON	☐	☐	☐
JOHN D. WIGGINS	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. APPROVAL OF THE CENTRAL FEDERAL BANCSHARES, INC. 2017 EQUITY INCENTIVE PLAN.	☐	☐	☐
3. RATIFICATION OF THE APPOINTMENT OF MICHAEL TROKEY & COMPANY, P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2017.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the nominees in Proposal 1 and FOR Proposals 2 and 3.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CENTRAL FEDERAL BANCSHARES, INC.

Proxy for Annual Meeting of Shareholders on May 16, 2017

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Michael E. Estey and Jeffrey L. McKune, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Central Federal Bancshares, Inc., to be held on Tuesday, May 16, 2017 at 5:00 p.m. local time at the office of Central Federal Savings and Loan Association of Rolla located at 210 West 10th Street, Rolla, Missouri 65401, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475

CENTRAL FEDERAL BANCSHARES, INC.

ESOP Voting Instruction Card for Annual Meeting of Shareholders on May 16, 2017

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Community Bank of Pleasant Hill, d/b/a First Trust of MidAmerica (the "ESOP Trustee"), in its capacity as directed trustee of the Central Federal Savings and Loan Association of Rolla Employee Stock Ownership Plan (the "ESOP") with full power to vote all the shares of Common Stock which are allocated or deemed to be allocated to the account(s) of the undersigned pursuant to the terms of the ESOP at the Annual Meeting of Shareholders of Central Federal Bancshares, Inc., to be held on Tuesday, May 16, 2017 at 5:00 p.m. local time at the office of Central Federal Savings and Loan Association of Rolla located at 210 West 10th Street, Rolla, Missouri 65401, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

CENTRAL FEDERAL BANCSHARES, INC.

May 16, 2017

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report to Shareholders, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20484/

Please sign, date and mail your ESOP voting instruction card in the envelope provided as soon as possible. Your completed voting instruction card must be received by the ESOP Trustee by 5:00 p.m. Central time on May 12, 2017 to be counted.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3..
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOW HERE ☒

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE ESOP TRUSTEE WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE TERMS OF THE ESOP.

	FOR	AGAINST	ABSTAIN
1. ELECTION OF TWO CLASS II DIRECTORS OF THE COMPANY			
ROBERT R. THOMPSON	☐	☐	☐
	☐	☐	☐
JOHN D. WIGGINS	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. APPROVAL OF THE CENTRAL FEDERAL BANCSHARES, INC. 2017 EQUITY INCENTIVE PLAN.	☐	☐	☐
3. RATIFICATION OF THE APPOINTMENT OF MICHAEL TROKEY & COMPANY, P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2017.	☐	☐	☐

This voting instruction card when properly executed will be voted as directed herein by the undersigned ESOP participant. **If no direction is made, this voting instruction card will be voted in accordance with the terms of the ESOP.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of ESOP Participant: ____________ Date: ______ Signature of ESOP Participant: ____________ Date: ______

Note: Please sign exactly as your name or names appear on this voting instruction card. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.